UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2008

Community Bankers Trust Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive Glen Allen, VA	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Community Bankers Acquisition Corp. 9912 Georgetown Pike, Suite D-203 Great Falls, VA 22066
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Community Bankers Trust Corporation. issued a press release announcing that its merger with TransCommunity Financial Corporation and its merger with BOE Financial Services of Virginia, Inc. were consummated effective May 31, 2008 at 11:58 p.m. and 11:59 p.m., respectively.

The press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated June 2, 2008 regarding consummation of mergers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION

Date: June 2, 2008

By:/s/ Bruce B. Nolte
Bruce B. Nolte, Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Press release dated June 2, 2008 regarding consummation of mergers